GOVERNMENT OBLIGATIONS FUND

Institutional Shares
Institutional Service Shares

(A portfolio of Money Market Obligations Trust)

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Supplement to the Combined Prospectus and Combined Statement of Additional
Information dated September 30, 2002


1. In the Combined Prospectus under the section "What are Each Fund's Investment Strategies?" please add the following as the first paragraph under the sub-section "Government Fund."

            "The Government Fund limits its investments to those that would enable it to qualify as a permissible investment for federally chartered credit unions."

2. In the Combined Statement of Additional Information under the section "Securities in Which the Funds Invest," please add the following as the final paragraph under the sub-section "Delayed Delivery Transactions."

            "The Government Fund will purchase and sell securities through regular way settlement, so that delivery of the security from the seller to the buyer will occur within the time frame that the securities industry has established for that type of security."















                                                         September 26, 2002



Cusip 60934N807
Cusip 60934N104

27823 (9/02)